November 1, 2023
Summary
Prospectus
Victory Integrity Small/Mid-Cap Value Fund
Member Class
MMMSX
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2023, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at vcm.com.
You may also obtain this information at no cost by calling 800-235-8396 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
vcm.com
800-235-8396

Victory Integrity Small/Mid-Cap Value Fund Summary
Investment Objective
The Victory Integrity Small/Mid-Cap Value Fund (the “Fund”) seeks to provide capital appreciation.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees to financial intermediaries, which are not reflected in the table and examples below.
Shareholder Fees
(paid directly from your investment)
Member Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver/Expense Reimbursement[1]	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.95%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.95% of the Fund’s Member Class shares through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Member Class	$97	$399	$723	$1,641
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and

Victory Integrity Small/Mid-Cap Value Fund Summary
may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities of small- to mid-capitalization companies. Small- to mid-capitalization companies are those companies with market capitalizations at the time of purchase within the range of companies included in the Russell 2500™ Index ($25.5 million to $18.6 billion as of September 30, 2023). The size of companies in the index changes with market conditions and the composition of the index.
When selecting securities for a Fund, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The Adviser employs a value-oriented approach that focuses on securities that offer value with improving investor sentiment.
The Fund may invest up to 25% of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
From time to time, the Fund may focus its investments in companies in one or more economic sectors, including the industrials sector.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Smaller-Capitalization Stock Risk — Small- and mid-sized companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly

Victory Integrity Small/Mid-Cap Value Fund Summary
available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Sector Focus Risk — To the extent the Fund focuses in one or more sectors, such as the industrials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
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Industrials Sector Risk — Companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, and economic conditions also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies. Transportation companies may experience occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less-liquid investments may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The information presented is for that of the Fund’s Member Class shares. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the average annual total returns of the Fund’s Member Class shares over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.

Victory Integrity Small/Mid-Cap Value Fund Summary
Member Class shares commenced operations on November 3, 2020. As a result, the returns in the bar chart and table that follow show the actual performance of Member Class shares from November 3, 2020, through December 31, 2022. Returns shown for prior periods reflect the returns for the Fund’s Class Y shares, which are not offered by this prospectus. The performance for Member Class shares would have been substantially similar to the performance of Class Y shares in prior periods because Member Class shares and Class Y shares invest in the same portfolio and differ only with respect to certain class-specific expenses. The actual returns of Member Class shares would have been lower than those of Class Y shares because Member Class shares have higher overall expenses than Class Y shares. Performance reflects any expense limitations in effect during the periods shown.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns for Member Class Shares
(The annual returns in the bar chart are for the Fund’s Class Y shares for all years prior to 2021. Member Class returns are presented for years after 2020.)

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	32.78%	December 31, 2020
Lowest Quarter	-37.14%	March 31, 2020

Year-to-date return	4.31%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
MEMBER CLASS Before Taxes	-8.05%	5.86%	9.73%
MEMBER CLASS After Taxes on Distributions	-10.02%	4.72%	8.86%
MEMBER CLASS After Taxes on Distributions and Sale of Fund Shares	-3.28%	4.50%	7.87%
Index
Russell 2500™ Value Index reflects no deduction for fees, expenses or taxes	-13.08%	4.75%	8.93%
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that

Victory Integrity Small/Mid-Cap Value Fund Summary
benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Integrity Asset Management (“Integrity”)investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Daniel G. Bandi, CFA	Chief Investment Officer	Since 2011
Daniel J. DeMonica, CFA	Senior Portfolio Manager	Since 2011
Adam I. Friedman	Senior Portfolio Manager	Since 2011
Joe A. Gilbert, CFA	Portfolio Manager	Since 2011
J. Bryan Tinsley, CFA	Portfolio Manager	Since 2011
Michael P. Wayton	Portfolio Manager	Since 2018
Purchase and Sale of Fund Shares
Investment Minimums	Member Class
Minimum Initial Investment	$3,000
Minimum Subsequent Investments	$50
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
VF-ISMCV-MEM-SUMPRO (11/23)